                        OFFICE BUILDING LEASE AGREEMENT
                    DEFINITIONS AND BASIC LEASE INFORMATION

LEASE DATE:                  June 11, 1999

TENANT:                      Lifeminders.com inc.
                             1110 Herndon Parkway
                             (Third Floor)
                             Herndon, VA 20170

PHONE:

LANDLORD:                    SOVRAN LIMITED COMPANY

LANDLORD ADDRESS:            c/o The Mark Winkler Company
                             4900 Seminary Road, Suite 900
                             Alexandria, VA 22312

CONTACT:                     Donald L. Schubring
TELEPHONE:                   (703)758-2299

PREMISES:                    The third floor of building No. 4 also known as
                             1110 Herndon Parkway, Herndon, Fairfax County,
                             Virginia ("Building") constituting a part of the
                                        --------
                             shopping center known as Herndon Parkway Center
                             ("Shopping Center"). The premises are outlined on
                               ---------------
                             the plan attached to the Lease as Exhibit A, and shall be deemed to contain 12,954 square feet of Rentable Area.

TENANT IMPROVEMENTS:         Landlord will pay up to fifteen dollars ($15.00)
                             per RSF ("Tenant Improvement Allowance") expendable for the costs of the design and construction of the Tenant Improvements to be carried out by Tenant's contractor according to a mutually agreed upon space plan within two months after the execution of the Lease Agreement.

                             A rough drawing of a space plan for the Premises has been prepared by Tenant's architect and has been presented to, and met the approval of, Landlord (Appendix A). The final space plan for the Premises, incorporating the details and Landlord's suggestions shall be prepared by Tenant and presented to Landlord within two (2) weeks following the execution of the Lease Agreement and its delivery to Landlord. The parties agree to negotiate in good faith to resolve their differences of opinion, if any, concerning the space plan and will agree to any changes which might be required by the appropriate authorities in order to receive the final approval of a space plan.

                       The build out of the Premises shall start shortly after Tenant obtained the approval of the appropriate authorities of the changes required. All cost of design and construction of Tenant Improvements in excess of the Tenant Improvement Allowance shall be paid by Tenant.

LANDLORD'S WORK        Landlord shall, with reasonable notice, have access to
                       the Premises after the Lease Commencement Date and when appropriate for the purposes of installing new air conditioning units and repairing and rearranging the duct works. Landlord shall coordinate with Tenant's construction manager times which will not interfere with on-going construction. Landlord shall complete the installment of air conditioning units and the repair of duct works within forty five (45) days after the execution of the Lease Agreement. Tenant shall receive day to day rent abatement if HVAC does not function after the expiration of sixty (60) days from the execution of the Lease Agreement.

OCCUPANCY/COMMENCEMENT The Lease shall commence upon the execution of the
TERM: Lease Agreement and shall end five (5) years and two (2) months after the execution of the Lease Agreement.

RENT ABATEMENT:        Landlord shall abate first two (2) months' rent.

RENT: Rent per year, payable in monthly installments, as follows:

                                    Annual Basic           Monthly
                  Year              Rental Rate        Installment
                  ----              -----------        -----------
                  First year        $226,695.00        $18,891.25

ESCALATION:            3% Annually after the first year.

PARKING: Tenant shall be entitled to fifty five (55) parking spaces at the location designated by Landlord. Landlord shall have no obligation to police the use of such spaces.

TENANT'S PROPORTIONATE       28.10% which is the percentage obtained by dividing
SHARE OF OPERATING EXPENSES: (i) the 12,954 square feet of Rentable Area in the
                             Premises by (ii) the total 46,059 rentable square feet contained in all of the buildings located in the Shopping Center.

TENANT'S PROPORTIONATE       49.6% which is the percentage obtained by dividing
SHARE OF BUILDING EXPENSES:  (i) the 12,954 square feet of Rentable area in the
                             Premises by (ii) the total 26,107 square feet of Rentable Area in the office portion of the Building.

PERMITTED USE:               General office use and no other purpose. The
                             premises may not be used by a bank or financial institution.

SECURITY DEPOSIT:            One hundred thousand Dollars ($100,000.00) in the
                             form of letter of credit.

APPURTENANT FACILITIES:      The parking areas, landscaping, sidewalks, and
                             other facilities now or hereafter located on the Land (other than the Building) which are used in connection with the operation of the Building.

BROKER: Trammel Crow Real Estate Services, Inc. (TCRES) represented the interests of the Tenant throughout this transaction and the Mark Winkler Company represented Landlord throughout this transaction. The brokers' fee shall be paid by Landlord under separate agreement.

THE FOREGOING LEASE INFORMATION IS INCORPORATED INTO AND MADE A PART OF THE LEASE, BUT DOES NOT CONSTITUTE THE ENTIRE LEASE. IN THE EVENT OF ANY CONFLICT BETWEEN THE FOREGOING LEASE INFORMATION AND THE TERMS OF THE OFFICE BUILDING LEASE AGREEMENT WHICH FOLLOWS, THE TERM OF THE OFFICE BUILDING LEASE AGREEMENT WILL GOVERN. TENANT ACKNOWLEDGES THAT IT HAS READ ALL THE PROVISIONS CONTAINED IN THE ENTIRE LEASE AND ALL EXHIBITS WHICH ARE A PART THEREOF AND AGREES THAT THIS LEASE, INCLUDING THE BASIC LEASE INFORMATION AND ALL EXHIBITS, REFLECTS THE ENTIRE UNDERSTANDING AND REASONABLE EXPECTATIONS OF LANDLORD AND TENANT REGARDING THE PREMISES. TENANT ALSO ACKNOWLEDGES THAT IT HAS THE OPPORTUNITY TO

REVIEW THIS LEASE PRIOR TO EXECUTION WITH LEGAL COUNSEL AND SUCH OTHER ADVISORS AS TENANT DEEMS APPROPRIATE. IN THE EVENT ANY CONFLICT EXISTS BETWEEN ANY BASIC LEASE INFORMATION AND THE LEASE, THEN THE LEASE SHALL CONTROL.

SOVRAN LIMITED COMPANY                    LIFEMINDERS.COM INC.
LANDLORD                                  TENANT

By: /s/ Mahmoud Katirai                   By:[SIGNATURE APPEARS HERE]
   --------------------------                --------------------------
   Mahmoud Katirai                           Its: VP & CFO
   Its: President


EXHIBITS:

Exhibit "A":  Outline of Premises
              -------------------
Exhibit "B":  Building Rules and Regulations
              ------------------------------
Exhibit "C":  Form of Letter of Credit
              -------------------------
Exhibit "D":  Option of Review
              ----------------

                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----
1.    DEFINITIONS AND BASIC PROVISIONS

          a.     Basic Lease Information.................................... 1
                 -----------------------
          b.     Rentable Area.............................................. 1
                 -------------
          c.     Service Areas.............................................. 1
                 -------------
          d.     Building-Shared Areas...................................... 1
                 ---------------------
          e.     Floor-Shared Areas......................................... 1
                 ------------------
          f.     Stipulations as to Area.................................... 1
                 -----------------------

2.    LEASE GRANT........................................................... 1

3.    TERM.................................................................. 2

4.    RENT.................................................................. 2

          a.     Payment.................................................... 2
                 -------
          b.     Operating and Building Expense Escalator................... 3
                 ----------------------------------------
          c.     Operating Expenses......................................... 3
                 ------------------
          d.     Building Expenses.......................................... 5
                 -----------------
          e.     Adjustment................................................. 6
                 ----------
          f.     Gross-Up................................................... 7
                 --------
          g.     Direct Taxes............................................... 7
                 ------------
          h.     Survivability of Obligations............................... 7
                 ----------------------------

5.    DELINQUENT PAYMENT; LATE CHARGES...................................... 7

6.    SECURITY DEPOSIT...................................................... 8

7.    LANDLORD'S OBLIGATIONS................................................ 8

          a.     Services................................................... 9
                 --------
          b.     Utility Charges............................................ 9
                 ---------------
          c.     Discontinuance............................................. 9
                 --------------
          d.     Restoration of Services; Abatement......................... 9
                 ----------------------------------

8.    IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE....................... 9

          a.     Improvements; Alterations.................................. 9
                 -------------------------
          b.     Repairs; Maintenance....................................... 10
                 --------------------
          c.     Performance of Work........................................ 10
                 -------------------
          d.     Mechanic's Liens........................................... 10
                 ----------------
          e.     Landlord's Warranty........................................ 11
                 -------------------

9.    USE................................................................... 11

          a.     Permitted Use/Compliance with Laws......................... 11
                 ----------------------------------
          b.     Hazardous Materials........................................ 11
                 -------------------

10.   ASSIGNMENT AND SUBLETTING............................................. 12

          a.     Assignment or Sublease..................................... 12
                 ----------------------
          b.     Consent.................................................... 12
                 -------
          c.     Additional Compensation.................................... 13
                 -----------------------
          d.     Continued Liability........................................ 13
                 -------------------
          e.     Transfer of Controlling Interest........................... 13
                 --------------------------------
          f.     Landlord's Right to Recapture the Premises................. 13
                 ------------------------------------------
          g.     Costs and Expenses......................................... 13
                 ------------------

11.   INSURANCE; WAIVERS; SUBROGATION; INDEMNITY............................ 13

          a.     Insurance.................................................. 13
                 ---------
          b.     Waiver; No Subrogation..................................... 14
                 ----------------------
          c.     Indemnity.................................................. 14
                 ---------

12.   SUBORDINATION ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.............. 14

          a.     Subordination.............................................. 14
                 -------------
          b.     Attornment................................................. 14
                 ----------
          c.     Notice to Landlord's Mortgagee............................. 15
                 ------------------------------
          d.     Certificates Requested by Landlord's Mortgagee............. 15
                 ----------------------------------------------

13.   RULES AND REGULATIONS................................................. 15

14.   CONDEMNATION.......................................................... 15

15.   FIRE OR OTHER CASUALTY................................................ 15

          a.     Repair Estimate............................................ 15
                 ---------------
          b.     Landlord's and Tenant's Rights............................. 16
                 ------------------------------
          c.     Landlord's Rights.......................................... 16
                 -----------------
          d.     Repair Obligation.......................................... 16
                 -----------------

16.   TAXES................................................................. 16

17.   EVENTS OF DEFAULT..................................................... 16

18.   REMEDIES.............................................................. 17

19.   PAYMENT BY TENANT; NON-WAIVER......................................... 18

          a.     Payment by Tenant.......................................... 18
                 -----------------
          b.     No Waiver.................................................. 18
                 ---------

20.   SURRENDER OF PREMISES................................................. 18

21.   HOLDING OVER.......................................................... 19

22.   CERTAIN RIGHTS RESERVED BY LANDLORD................................... 19

23.   MISCELLANEOUS......................................................... 20

          a.     Landlord Transfer.......................................... 20
                 -----------------
          b.     Landlord's Default and Liability........................... 20
                 --------------------------------
          c.     Force Majeure.............................................. 21
                 -------------
          d.     Criminal Acts of Third Parties............................. 21
                 ------------------------------
          e.     Brokerage.................................................. 21
                 ---------
          f.     Estoppel Certificates...................................... 21
                 ---------------------
          g.     Notices.................................................... 21
                 -------
          h.     Severability............................................... 22
                 ------------
          i.     Amendments; and Binding Effect............................. 22
                 ------------------------------
          j.     Quiet Enjoyment............................................ 22
                 ---------------
          k.     Joint and Several Liability................................ 22
                 ---------------------------
          l.     Captions................................................... 22
                 --------
          m.     No Merger.................................................. 22
                 ---------
          n.     No Offer................................................... 22
                 --------
          o.     No Rights to Use of Building Name.......................... 22
                 ---------------------------------
          p.     Time of Essence............................................ 23
                 ---------------
          q.     Authority of Parties....................................... 23
                 --------------------
          r.     Governing Law.............................................. 23
                 -------------
          s.     Right of First Offer....................................... 23
                 --------------------
          t.     Option to Terminate........................................ 23
                 -------------------
          u.     Signage.................................................... 24
                 -------
          v.     Satellite Dish............................................. 24
                 --------------
          w.     Exhibits................................................... 24
                 --------

24.   SPECIAL PROVISIONS.................................................... 24

          a.     Condition ................................................. 24
                 ---------

                        OFFICE BUILDING LEASE AGREEMENT


                                 THIS OFFICE BUILDING LEASE AGREEMENT ("the
                             Lease") is entered into as of June 11, 1999 between
                             -----
                             SOVRAN LIMITED COMPANY, a Virginia corporation ("Landlord") and LifeMinders.com Inc., a Maryland
                               --------
                             corporation ("Tenant").
                                           ------

DEFINITIONS AND                  1.     a.      Basic Lease Information. The
BASIC                                           -----------------------
PROVISIONS                   definitions and basic provisions set forth in the
                             Basic Lease Information (the "Basic Lease
                                                           -----------
                             Information") executed by Landlord and Tenant
                             -----------
                             contemporaneously herewith are incorporated herein by reference for all purposes.

                                        b.      Rentable Area. All provisions
                                                -------------
                             included in this Lease relating to the Rentable Area of the Premises, including, but not limited to, Basic Rental and Tenant's Proportionate Share, shall be adjusted to reflect the actual number of rentable square feet in the Premises. The calculation of the Rentable Area shall be made by Landlord in accordance with the method of measuring rentable square feet described by the Washington, D.C. Board of Realtors Standard Method of Measurement. If an adjustment to the Rentable Area is made after this Lease is executed by Landlord and Tenant, the Basic Rental and Tenant's Proportionate Share shall be adjusted accordingly.

                                        c.      Service Areas. "Service Areas"
                                                -------------   -------------
                             means the square footage of the areas within (and measured from the mid-point of the walls enclosing) the Building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, vertical ducts and other vertical penetrations. Areas for the specific use of a tenant and installed at the request of a tenant such as special stairs or elevators are not included within the definition of Service Areas, and such areas will be included in the Rentable Area of the space being measured.

                                        d.      Building-Shared Areas.
                                                ---------------------
                             "Building-Shared Areas" means the square footage of
                              ---------------------
                             the areas within (and measured from the mid-point of the walls enclosing) the Building elevator machine rooms, main mechanical and electrical rooms, public lobbies, and other areas not leased or held for lease within the Building and not included in Service Areas or Floor-Shared Areas, but which are necessary or desirable for the proper utilization of the Building or to provide customary services to the Building.

                                        e.      Floor-Shared Areas. "Floor-
                                                ------------------   -----
                             Shared Areas" means the square footage of the areas
                             ------------
                             within (and measured from the mid-point of the walls enclosing) public corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, telephone and equipment rooms, and other similar facilities for the use of all tenants on the floor on which the Premises are located and which are not included in Service Areas or Rentable Area of a Particular tenant.

                                        f.      Stipulations as to Area.
                                                -----------------------
                             Landlord and tenant hereby agree that the Rentable Area of the Premises has been calculated on the basis of the feregoing definitions to be the number of square feet of Rentable Area for the Premises set forth in the Basic Lease Information.

LEASE GRANT                      2.     Subject to the terms of this Lease,
                             Landlord leases to Tenant, and Tenant leases from Landlord, the Premises. In addition, Tenant shall have the non-exclusive right, along with Landlord and all other tenants in the Building and their invitees, to use areas designated by Landlord to be the common areas in the Building and the Appurienant Facilities, except any portions thereof designated for the use of specific tenants.

TERM            3. If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the time between the Commencement Date and the first day of the next month. In the event Tenant occupies the Premises prior to the scheduled Commencement Date, the Commencement Date shall be defined as the date such occupancy commences. If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy by Tenant, or if any present occupant of the Premises holds over and Landlord cannot acquire possession of the
               Premises before the Commencement Date, then (a) Tenant's obligation to pay Rent hereunder shall be waived until Landlord tenders possession of the Premises to Tenant, (b) the Term shall be extended by the time between the scheduled Commencement Date and the date on which Landlord tenders possession of the Premises to Tenant (which date will then be defined as the Commencement
               Date), (c) Landlord shall not be in default hereunder or be liable for damages therefor, and (d) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Landlord shall have the right, but not the obligation, to deliver to Tenant a letter (the "Confirmation Letter") confirming (i) the Commencement Date,
                     ------------ ------
               (ii) that Tenant has accepted the Premises, and (iii) that Landlord has performed all of its obligations, if any, with respect to the condition of the Premises (except for punch-list items specified in such Confirmation Letter). All information set forth in the Confirmation Letter shall be deemed correct and binding on both Landlord and Tenant, unless Tenant objects to any such information in writing to Landlord within thirty (30) days of Tenant's receipt of the Confirmation Letter. If requested by Landlord, Tenant shall execute and deliver to Landlord, within ten (10) business days after Landlord has requested same, a copy of the Confirmation Letter, although Tenant's failure to execute or deliver the same shall not limit the binding nature thereof if Tenant fails to object in writing to any information set forth therein within the time period provided in this Section 3.

RENT            4. a. Payment. Tenant shall timely pay to Landlord the Basic
                      -------
               Rental and all additional sums to be paid by Tenant to Landlord under this Lease, including the amounts set forth in Section 4b., without notice, demand, counterclaim, set-off or abatement, at Landlord's Address (or such other address as Landlord may from time to time designate in writing to Tenant). Basic Rental, adjusted as herein provided, shall be payable monthly in advance except as otherwise provided in this Lease, The first monthly installment of Basic Rental shall be payable contemporaneously with the execution of this Lease, the second installment, to cover the rent of the time between three months after the Commencement Date and the first day of the fourth full calendar month, shall be made three months after the Commencement Date, the third installment of one month rent shall be due on the first day of fourth full calendar month and a like monthly installment of Basic Rental shall be due on the first day of the fifth full calendar month of the Term and continuing thereafter on the first day of each succeeding calendar month during the Term. Basic Rental for any fractional month at the beginning of the Term shall be prorated and shall be due on the Commencement Date. In addition to Basic Rental, all other payments to be made by Tenant pursuant to this Lease shall be deemed to be and shall become additional rent hereunder, whether or not the same be designated as such, and shall be subject to the same terms and provisions as the Basic Rental, and Landlord shall have the same remedies for failure to pay the same as for nonpayment of Basic Rental.

                                      b.    Operating and Building Expense
                                            ------------------------------
                             Escalator. Starting on September 1, 2000, Tenant
                             ---------
                             shall pay an amount equal to the excess ("Excess
                                                                       ------
                             Operating and Building Expense") of Tenant's
                             ------------------------------
                             Proportionate Share of the Operating and Building Expenses for each calendar year or part thereof during the Term, over the Operating and Building Expenses for the year 1999. Until September 1, 2000, however, Tenant shall not be responsible for Excess Operating and Building Expense. Landlord will make a good faith estimate of the Excess Operating and Building Expenses to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated Excess Operating and Building Expenses, Tenant shall pay to Landlord, on September 1, 2000 and on the first day of each calendar month thereafter, an amount equal to the estimated Excess Operating and Building Expenses for such calendar year or part thereof divided by the number of months in such calendar year during the Term. From time to time during any calendar year, Landlord may estimate and re-estimate the Excess Operating and Building Expenses to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Excess Operating and Building Expenses payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Excess Operating and Building Expenses as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to
                             Section 4e, when actual Operating and Building Expenses are available for each calendar year.

                                      c.    Operating Expenses. For the purposes
                                            ------------------
                             of this Section 4, the term "Operating Expenses"
                                                          ------------------
                             shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Shopping Center (exclusive of Building Expenses), determined in accordance with generally accepted federal income tax basis accounting principles consistently applied, including but not limited to the following:

                                     (i)    Management fees as well as wages and
                                 salaries of all employees engaged in the operation, repair, replacement, maintenance, and security of the Shopping Center, including taxes, insurance and benefits relating thereto;

                                     (ii)   All tools, equipment, supplies and
                                 materials used in the operation, maintenance, repair, replacement, and security of the Shopping Center;

                                     (iii)  Annual cost of all capital
                                 improvements made to the Shopping Center -- excluding interest except when the funds required for such improvements were borrowed by Landlord from a bank or financial institution -- which can reasonably be expected to reduce the normal operating costs of the Shopping Center, as well as all capital improvements made in order to comply with any law hereafter promulgated by any governmental authority relating to energy, conservation, public safety or security, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes);

                                     (iv)   Cost of all utilities for the
                                 Shopping Center, including the cost of water, sewer and power for lighting those portions of the Shopping Center that are exterior to the Building, and other buildings in the Shopping Center,

                                     (v)    Cost of any insurance or insurance
                                 related expense applicable to the Shopping
                                 Center, including the Building, and the other buildings in the Shopping Center, and Landlord's personal property used in connection therewith, except increase in insurance cost solely caused by the activities of another occupant of the Shopping Center.

                                     (vi)   All taxes and assessments and
                                 governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Shopping Center, including the Building, and other buildings in the Shopping Center and the land comprising the Shopping Center (or the operation or leasing thereof), including, without limitation, any gross revenue tax, sales tax, value-added tax, or similar tax; excluding, however, Direct Taxes (as defined in Paragraph 4g. hereof), federal and state taxes on income (collectively, "Taxes"); if the present method of taxation charges so that in lieu of the whole or any part of any Taxes levied on the Shopping Center, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessments, or charge based, in whole or in part, upon such rents for the Shopping Center, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for the purposes hereof;

                                     (vii)  Cost of repairs, replacements, and
                                 general maintenance of the Shopping Center, exclusive of such of those costs which are attributable solely to the Building or the other buildings in the Shopping Center; and

                                     (viii) Cost of the service or maintenance
                                 contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Shopping Center (including without limitation, landscaping, trash removal, snow removal, and cleaning, striping and maintenance of parking areas), but exclusive of such of those costs which are attributable solely to the Building or the other buildings in the Shopping Center,

                             There are specifically excluded from the definition of the term "Operating Expenses" costs (1) for capital improvements made to the Shopping Center, other than capital improvements described in subparagraph (iii) above and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (2) for repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Shopping Center other than Tenant; (3) for interest, amortization or other payments on loans to Landlord; (4) for depreciation of the Shopping Center; (5) for leasing commissions; (6) for legal expenses other than those incurred for the purpose of reducing Operating Expenses (e.g., legal fees incurred in contesting the assessment of Taxes); (7) for replacement, or security of the building
                                 (including, without limitation, alarm service, window cleaning, and elevator maintenance).

                             There are specifically excluded from the definition of the term "Building Expenses" costs: (1) for capital improvements made to the Building, other than capital improvements described in subparagraph
                             (iii)above and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (2) for repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant; (3) for interest, amortization or other payments on loans to Landlord; (4) for depreciation of the Building;
                             (5) for leasing commissions; (6) for legal expenses other than those incurred for the purpose of reducing Operating Expenses (e.g., legal fees incurred in contesting the assessment of Taxes);
                             (7) for renovation or otherwise improving space for occupants of the Building or vacant space in the Building; (8) for correcting defects in the construction of the Building; (9) for federal income taxes imposed on or measured by the income of Landlord from the operation of the Building;
                             (10) occasioned by the act, omission or violation of any Law by Landlord or any other occupant of the Building, or their respective agents, contractors;
                             (11) occasioned by condemnation, (12) to correct any construction defect in the Building or to comply with any law applicable to the Building on the Commencement Date, (13) of any renovation, improvement, painting or redecoration of any portion of the Building not made available for Tenant's use or benefit; (14) incurred in connection with marketing or any occupant of the Building (other then Tenant) of the terms and conditions of any lease or other agreements; (15) incurred in connection with the presence of any Hazardous Material which may exist in the Building on the Commencement Date except to the extent caused by the release or emission of the Hazardous Materials in question by Tenant and (16) executives salaries.

                                     e.    Adjustment.  The annual cost
                             statement shall include a statement of Landlord's actual Operating and Building Expenses for the previous year adjusted as provided in Sections 4c and 4d. If the annual cost statement reveals that Tenant paid more for Operating and Building Expenses than the actual Excess Operating and Building Expenses in the year for which such statement was prepared, then Landlord shall credit against the next Operating and Building Expenses payment due or reimburse Tenant for such excess; likewise, if Tenant paid less than the actual Excess Operating and Building Expenses, then Tenant shall pay Landlord such deficiency within sixty
                             (60) days after delivery of such annual cost statement. Within sixty (60) days after the receipt of Landlord's annual cost statement, Tenant shall have the right to request copies of a statement of "Operating and Building Expenses of the Building" prepared by the Landlord in accordance with a method of accounting consistently applied from year to year, which shall be supplied to the Tenant within a reasonable time after Tenant's written request, but no such request shall extend the time for payment as set forth herein. Unless Tenant asserts specific error(s) within thirty (30) days after Landlord has complied with Tenant's request, the statement submitted by Landlord shall be deemed to be correct. Provided Tenant timely asserts such specific errors, and is current in obligations to Landlord for the payment of all sums due to Landlord as Rent under this Lease, and has not otherwise defaulted in its obligations to Landlord under this Lease, Tenant shall have the right, exercisable no more than once per Lease Year, to cause Landlord's books and records showing Taxes and Operating Expenses for the prior Lease Year to be examined by a Certified Public Accountant, engaged by Tenant, upon no less than thirty (30) days prior written notice and during normal business hours at any time within one hundred and eighty (180) days following the expiration of the prior Lease Year. No such Certified Public Accountant may be engaged on a contingent fee basis. Such examination shall, at Landlord's option, occur at the offices of the Landlord's management agent, and shall not take more than thirty (30) days to complete. Any information obtained by Tenant from such examination will be treated as confidential unless and until such information has been publicly disclosed by Landlord; provided, however, that nothing herein contained shall limit or impair the right or obligation of Tenant to disclose such information when required to do so by law or to appropriate regulatory authorities having jurisdiction over its affairs, or to use the same in connection with the enforcement of the terms and conditions of the Lease. As a condition of such examination, Landlord may require any party reviewing or having access to Landlord's records to execute and deliver to Landlord a confidentiality agreement in a form reasonably satisfactory to Landlord. In the event that such examination reveals that Building or Operating Expenses have been overstated by five percent (5%) or more, Landlord shall afford a credit to Tenant against the next monthly payments of estimated Operating Costs due as contemplated by this Paragraph 4(e) for any overpayments previously made by Tenant; similarly, if such examination reveals that Operating or Building Expenses for any Lease Year have been understated, Tenant shall pay to Landlord, within thirty (30) days of completion of such examination, the amount by which Operating Expenses and/or Building Expenses have been understated.

                      f. Gross-Up. With respect to any calendar year or partial
                         --------
               calendar year in which the entire Rentable Area of the Building is not occupied, the Building Expenses for such period that vary with occupancy will, for the purposes hereof, be increased to the amount which would have been incurred had ninety-five percent (95%) of the Rentable Area of the Building been occupied, based on good faith estimates made by Landlord and the management company managing the Building.

                      g. Direct Taxes. At the same time and in the same manner
                         ------------
               as the payment of Basic Rental hereunder, Tenant shall pay any gross revenue tax, sales tax, excise tax, value-added tax, privilege tax, or similar tax imposed by any government or governmental agency upon Tenant or Landlord on account of the Lease or the payment of Rent hereunder ("Direct Taxes").
                                                        ------------

                      h. Survivability of Obligations. All obligations of Tenant
                         ----------------------------
               to pay Rent accrued prior to termination of this Lease shall survive such termination.

DELINQUENT         5. a. All Rent to be paid by Tenant to Landlord  shall be in
PAYMENT        lawful money of the United  States of America and shall be paid
CHARGES        without deduction or offset, prior notice or demand, at the address set forth in the Basic Lease Information, or at such other places as may be designated from time to time by Landlord.
               In the event a check is submitted by Tenant for payment, and is returned for insufficient funds, a $25 handling fee will be assessed by Landlord. If thereafter a second check is returned for insufficient funds, another handling fee in the amount of $50 will be assessed, and all future payments thereafter must be made in cash or by cashier's or certified check. In the event any Rent is not received within ten (10) days after its due date for any reason whatsoever, then in addition to the past due amount
               Tenant shall pay to Landlord one of the following

                             (the choice to be at the sole option of Landlord unless one of the choices is improper under applicable law, in which event the other alternative will automatically be deemed to have been selected): (a) a late charge in an amount equal to five percent (5%) of the Rent then past due, in order to compensate Landlord for its administrative and other overhead expenses; and (b) interest on the Rent then past due at a rate equal to the lesser of (i) fifteen percent (15%) per annum, or (ii) the maximum contractual rate which could legally be charged in the event of a loan of such Rent to Tenant, such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the Rent due date and terminating with the date on which Tenant makes full payment of all amounts owing to Landlord at the time of said payment. Any such late charge or interest payment shall be payable as additional Rent under this Lease and shall be payable immediately on demand. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful contract rate of interest.

SECURITY                         6.     a. Contemporaneously with the execution
DEPOSIT of this Lease, the sum of one hundred thousand Dollars ($100,000.00) shall be delivered to Landlord as a Security Deposit (the "Security Deposit") pursuant to this Lease shall be security for the payment and performance by Tenant of all Tenant's obligations, covenants, conditions and agreements under this Lease. Such sum shall be either in cash, or in a letter of credit ("Letter of Credit"). Upon the expiration of the Term hereof, or any extension or renewal thereof, Landlord shall, if Tenant is not in default, return such Security Deposit to Tenant, less portion thereof as Landlord shall have appropriated to make good any default by Tenant with respect to Tenant's obligations within ninety (90) days of such expiration. If Tenant makes any default during the term of this Lease, Landlord shall have the right, but not the obligation, to apply all or any portion of the Security Deposit to remedy such default, in which event Tenant shall promptly deposit with Landlord the amount necessary to restore the Security Deposit to its original amount. The Security Deposit shall not be deemed liquidated damages, and Landlord application of said Security Deposit to reduce its damages shall not preclude recovery from Tenant of any additional damages incurred by Landlord. If the Landlord sells or transfers its interest in the Building, Landlord shall transfer the Security Deposit, and the Landlord shall be released from all liability to Tenant for the return of such Security Deposit.

                                 b. Landlord agrees to accept a Letter of Credit
                             as and for the Security Deposit, provided that such Letter of Credit shall be (i) unconditional; (ii) irrevocable; (iii) issued by a financial institution approved by Landlord in Landlord's discretion, which financial institution must be a member bank of the Federal Reserve; (iv) in a form permitting partial and multiple drawings; (v) for either multiple terms of at least one (1) year in each duration, which are automatically renewed unless notice is given to Landlord at least sixty
                             (60) days prior to the expiration thereof, extending until the date which is ninety (90) days after the expiration of the Lease Term, as such Lease Term may be extended pursuant to the provisions of the Lease, or at Tenant's option for a single term extending until the date which is ninety (90) days after the expiration of the Lease Term, as such Lease Term may be extended pursuant to the provisions of the Lease and (vi) be in a form and substance acceptable to the Landlord, in its sole discretion, substantially in conformity with the provisions of Exhibit C hereto. If a partial drawing occurs under the Letter of Credit, the Tenant shall, upon demand but not more than five (5) days after such partial drawing, cause the financial institution to reissue the Letter of

               Credit in the amount then currently required under the terms of this Lease. Notwithstanding the foregoing, the Landlord shall be entitled to draw down the entire amount of the Letter of Credit, without any notice, at any time on or after the earlier of (i) the Occurrence of an Event of Default by Tenant under the Lease; or (ii) at any time after the sixtieth (60th) day preceding the expiration date of the Letter of Credit in the event that the issuer of the Letter of Credit gives notice to Landlord that it will not renew the Letter of Credit as contemplated hereby.

LANDLORD'S         7. a. Services. Provided no Event of Default exists, Landlord
OBLIGATION               --------
               shall use reasonable efforts to furnish to Tenant (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (ii) heated and refrigerated air conditioning as appropriate, at such temperatures and in such amounts as are reasonably considered by Landlord to be standard;
               (iii) replacement of Building standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes replaced in the Premises shall be paid by Tenant; and (iv) electrical current during normal business hours.

                      b. Utility charges. Landlord shall install submeters to
                         ---------------
               enable Tenant to run the air conditioning units of the Premises and to use electrical current at such hours as Tenant may select at its own cost. Landlord shall notify Tenant monthly of such utility charges and Tenant shall pay to Landlord the cost of such service within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

                      e. Discontinuance. Landlord's obligation to furnish
                         --------------
               utility services under Section 7a. shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than 30-days' prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service.

                      d. Restoration of Services; Abatement. Landlord shall use
                         ----------------------------------
               reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant's obligations hereunder, including but not limited to Tenant's obligation to pay Rent.

IMPROVEMENTS;      8. a. Improvements; Alterations. Except as otherwise
ALTERATIONS;             -------------------------
REPAIRS;       specified in this Lease or in any Exhibit hereto, improvements
MAINTENANCE    to the Premises as well as installation of sinage and satellite dish provided for in Sections 23u and 23v below, shall be installed at the expense of Tenant only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, After the initial Tenant improvements are made (if any), no alterations or physical additions in or to the Premises may be made without Landlord's prior written consent. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord. All alterations, additions, or improvements (whether temporary or permanent in character, and including without limitation all air conditioning equipment and all other equipment that is in any manner connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or

               Tenant, except the initial Tenant Improvement paid for by Landlord, shall at Landlord's option, either be removed by Tenant, shall become Landlord's property at the end of the Term and shall remain on the Premises without compensation to Tenant; provided, however, that if tenant is not then in default hereunder and Tenant repairs any damage caused by such removal, Tenant may remove its trade fixtures at the end of the Term. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any improvements, alterations or additions in the Premises as well as signage and satellite dish shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as required hereunder. Notwithstanding the above provision, Landlord shall, at Tenant's written request, notify Tenant at time of alteration if alteration will have to be removed upon termination of Lease.

                    b. Repairs: Maintenance. Tenant shall maintain the Premises
                       --------------------
               in a clean, safe, operable, attractive condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Landlord shall, at its own expense (but subject to Landlord's right to reimbursement for maintenance expenses constituting Operating Expenses), maintain the exterior walls and the structure, electrical, plumbing and mechanical systems of the Building provided that Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building or any of its systems caused by Tenant or Tenant's agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of such damage, then Landlord may make the same at Tenant's cost, which cost shall include an additional fee equal to 15% of the cost for Landlord's overhead expense, and shall be payable to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

                    c. Performance of Work. All work described in this Section 8
                       -------------------
               shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. With respect to the initial Tenant Improvements, however, Tenant shall have the right to select the general contractor from at least (3) bids submitted by general contractors whose qualification have been reasonably approved by the Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, and to procure payment and performance bonds reasonably satisfactory to Landlord covering the cost of the work. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility.

                    d. Mechanic's Liens. Tenant shall not permit any mechanic's
                       ----------------
               liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then `Tenant shall, within ten (10) days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant elects to contest such lien and if a statutory proceeding exists for the release of the lien by the posing of a bond, Tenant shall immediately proceed to obtain a release of said lien in accordance with much statute. If permitted by Tenant and regardless of who shall have brought such Hazardous Materials thereon. If Tenant permits any Hazardous Material to be brought upon, kept or used in or about the Premises or Building or Appurtenant Facilities or the Land, then Tenant shall take all steps reasonably necessary to safeguard against their discharge and Tenant shall indemnify, (defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including but not limited to, diminution in value of the Premises or Building or Appurtenant Facilities or the Land, damages for loss or restriction on use of rentable or usable space or of any amenity in the Premises or Building or Appurtenant Facilities or the Land, damages arising from any adverse impact on marketing of the Premises or Building or Appurtenant Facilities or the Land, and sums paid in settlement of claims, attorneys' fees, consulting fees and expert fees, which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes but is not limited to costs incurred in connection with any investigation of sight conditions or clean-up, remedial removal or restoration work required by any federal, state or local government agency or political subdivision because of Hazardous Material present in the Premises or Building or Appurtenant Facilities or the Land or the soil or ground water on which the Building is located. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or Building or Appurtenant Facilities or the Land caused or permitted by Tenant results in any contamination of the Premises or Building or Appurtenant Facilities or the Land, Tenant shall, upon request by Landlord, promptly take all actions at its sole expense that are necessary to return the Premises or Building or Appurtenant Facilities or the Land to the condition existing prior to the introduction or exposure of any Hazardous Material in the Premises or Building or Appurtenant Facilities or the Land. The indemnity provision set forth in this Section 9b. shall survive termination or expiration of this Lease. To the best knowledge of Landlord, (a) no Hazardous Material is present in the Premises or in the Building or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present at the Building, and (c) no action, proceeding or claim is pending or threatened regarding the Building concerning any Hazardous Material or pursuant to any environmental Law.

ASSIGN-        10. a. Assignment or Sublease. Tenant shall not voluntarily or
MENT AND              -----------------------
SUBLET-   by operation of law assign, transfer, mortgage, sublet, or otherwise
TING transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, such consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the provisions hereof, Tenant may assign or sublet the premises, or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the premises, provided that said assignee assumes, in full, the obligations of Tenant under this Lease. assignment

                   b. Consent. The consent by Landlord to a particular
                      -------
          assignment or sublease shall not be deemed a consent to any other assignment or sublease. If Landlord consents to a proposed assignment or sublease, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any tranferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the assignment or sublease, and only to the extent of the rent it has agreed to pay Tenant therefor.

          Tenant fails either to timely pay the lien amount or diligently contest such lien and deliver the required bond or security, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor. Tenant shall indemnify and hold Landlord harmless from all costs and attorney fees incurred by Landlord as the result of the assertion of any such lien claim. Nothing contained in this Lease will be deemed the consent or agreement of Landlord, nor shall Tenant be deemed to have any authority, to subject Landlord's interest in the Premises or the Building to the imposition of any lien, or otherwise to liability, under any mechanics' or other lien law.

                    e. Landford's Warranty. Landlord warrants and represents
                       -------------------
          that, as of the Commencement Date, (i) the Building, except for the Tenant Improvements and the demised premises and premises occupied by other tenants, complies with all Laws and is in a good operating condition and repair and (ii) the roof of the Building is in good condition and water tight. Landlord, within a reasonable time after receipt of notice from Tenant, will remedy any non-compliance with such warranty at Landlord's sole cost and expense.

USE

                 9. a. Permitted Use/Compliance with Laws. Tenant shall
                       ----------------------------------
          continuously occupy and use the Premises only for the Permitted Use and shall comply with laws, orders, rules, and regulations relating to the use, condition, and occupancy of the Premises. Tenant shall comply with any direction of any governmental authority having jurisdiction over the Premises, which shall by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or the occupancy thereof. Tenant shall not do or permit anything to be done which would invalidate or increase the cost of any fire, extended coverage, or any other insurance policy covering the Building. Notwithstanding the foregoing and without limiting the remedies of Landlord for a violation of the provisions of this Section 9a,, Tenant shall promptly, upon demand reimburse Landlord for the full amount of any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Section 9a. Tenant shall not in any way obstruct or interfere with the rights or other tenants or occupants of the Building, or use or allow the Premises to be used for any improper, immoral or objectionable purpose nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.


                    b. Hazardous Materials. The Premises shall not be used for
                       -------------------
          any use which is disreputable or creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any Hazardous Materials (as defined below). Without limiting the foregoing, Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises or Building or Appurtenant Facilities or the Land by Tenant, its employees, agents, contractors or invitees. As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance,
                ------------------
          material or waste, including but not limited to, those substances, materials and wastes now or hereafter listed in the United States Department of Transportation Hazardous Materials Table or by the Environment Protection Agency as hazardous substances, or such substances, materials and wastes that are to become regulated under any applicable federal, state or local law. Tenant expressly covenants that Tenant will advise Landlord immediately upon learning that any Hazardous Materials has been brought upon the Premises or Building or Appurtenant Facilities or the Land, whether or not caused or

                                     c.     Additional Compensation. Tenant
                                            -----------------------
                             shall pay Landlord, immediately upon receipt thereof; fifty percent (50%) of all compensation received by Tenant for an assignment or sublease that exceeds the Rent allocable to the portion of the Premises covered thereby.

                                     d.     Continued Liability. Tenant shall,
                                            -------------------
                             despite any permitted assignment or sublease, remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder, and Landlord shall be permitted to enforce the provisions of this Lease against Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

                                     e.     Transfer of Controlling Interest. If
                                            --------------------------------
                             Tenant is not a public company that is registered on a national stock exchange or that is required to register its stock with the Securities and Exchange Commission under Section 12(g) of the Securities and Exchange Act of 1934, then any change in a majority of the voting rights or other controlling rights or interests of Tenant shall be deemed an assignment for the purposes hereof.

                                     f.     Landlord's Right to Recapture the
                                            ---------------------------------
                             Premises. If Tenant proposes to assign this Lease
                             --------
                             other than under the provisions of the second sentence of paragraph lO.a above, Landlord may, at its option, upon written notice to Tenant given within thirty (30) days after its receipt of Tenant's notice of proposed assignment, together with all other necessary information, elect to recapture the Premises and terminate this Lease.

                                     g.     Costs and Expenses. Tenant shall
                                            ------------------
                             reimburse Landlord, within thirty (30) days of demand therefor, up to five hundred Dollars ($500.00), for all costs and expenses, including attorneys fees, incurred by Landlord in connection with any request by Tenant to assign this Lease, or sublet all or any portion of the Premises, whether or not the consent of the Landlord is required, or given.

INSURANCE;                     11.   a.     Insurance. Tenant shall at its
WAIVERS;                                    ---------
SUBROGATION;                 expense procure and maintain throughout the Term
INDEMNITY                    the following insurance policies: (i)
other                        comprehensive general liability insurance in
                             amounts of not less than a combined single limit of Two Million Dollars ($2,000,000.00) or such amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, and Landlord's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, Building, Appurtenant Facilities or Land, (ii) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder,
                             (iii) if Tenant operates owned, leased, hired or non-owned vehicles on the Premises, comprehensive automobile liability insurance at a limit of liability not less than One Million Dollars
                             ($1,000,000.00) combined bodily injury and property damages, (iv) insurance covering the full value of Tenant's property and improvements, and other property (including property of others), in the Premises, and (v) business interruption insurance.
                             Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to landlord of the maintenance of all insurance coverage required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least
                             30 days before cancellation or a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, satisfactory to Landlord. Tenant may carry such insurance under a blanket policy, provided such insurance has a landlord's protective liability endorsement attached thereto. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord. Landlord shall, subject to Landlord's right to reimbursement for expenses constituting
                             Operating Expenses, maintain insurance on the Building equal to its full replacement value.

                                     b.     Waiver: No Subrogation. Landlord
                                            ----------------------
                             shall not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property (a "Loss") caused by casualty, theft, fire, or
                                 ----
                             third parties, or by any other matter beyond the reasonable control of Landlord, or for any injury or damage to persons or property or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause, except if such Loss is caused by Landlord's gross negligence or willful misconduct and Landlord shall indemnify Tenant against and hold Tenant harmless from any such loss, in which event Landlord shall be liable only for direct damages and not for any incidental or consequential damages. Notwithstanding the above, Tenant waives any claim it might have against Landlord for any injury or damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss. Tenant shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the Landlord.

                                     c.     Indemnity. Subject to Section llb.,
                                            ---------
                             Tenant shall defend, indemnify, and hold harmless Landlord and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence on the Premises, Building, Appurtenant Facilities or Land, or from Tenant's failure to perform its obligations under this Lease (other than a Loss directly and mainly arising from the sole or gross negligence or willful misconduct of Landlord or its agents), even though caused or alleged to be caused by the joint, comparative, or concurrent negligence or fault of Landlord or its agents, and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. This indemnity provision is intended to indemnify Landlord and its agents against the consequences of their own negligence or fault as provided above when Landlord or its agents are jointly, comparatively, or concurrently negligent with Tenant. This indemnity provision shall survive termination or expiration of this Lease.

SUBORDINATION                  12.   a.     Subordination. This Lease shall be
ATTORNMENT; NOTICE TO                       -------------
LANDLORD'S                   and is hereby made subordinate to any deed of
MORTGAGEE                    trust, mortgage, or other security instrument (a
                             "Mortgage"), or any ground lease, master lease,
                              --------
                             or primary lease (a "Primary Lease"), that now or
                                                  -------------
                             hereafter covers all or any part of the Premises
                             (the mortgagee under any Mortgage or the lessor
                             under any Primary Lease is referred to herein as
                             "Landlord's Mortgagee").
                              --------------------

                                     b.     Attornment. Tenant shall attorn to
                                            ----------
                             any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request provided that in such agreement the succeeding party agrees not to disturb Tenant's right to possession of the Premises so long as Tenant is not in default hereunder. ln the event of such request and upon Tenant's attornment as aforesaid, Tenant will automatically become the tenant of the successor to Landlord's interest without change in the terms or provisions of this Lease; provided, however, that such successor to Landlord's interest shall not be bound by (a) any payment of Rent for more than one month in advance (except prepayments for security deposits, if any), (b) any amendments or modifications of this Lease made without the prior written consent of Landlord's Mortgagee if Tenant was advised on the interest of the same, or (c) any credits, offsets, defenses or claims which Tenant may have against Landlord.

                                     c.     Notice to Landlord's Mortgagee.
                                            ------------------------------
                             Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt required, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

                                     d.     Certificates Requested by Landlord's
                                            ------------------------------------
                             Mortgagee. From time to time, Tenant shall furnish
                             ---------
                             to any Landlord's Mortgagee, within ten (10) days after a request therefor, such estoppel certificates, non-disturbance and attornment agreements, or other certificates as Landlord's Mortgagee may reasonably request.

RULES AND                      13.   Tenant shall comply with the rules and
REGULATIONS                  regulations of the Building which are attached
                             hereto as Exhibit B. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees. Landlord shall not be responsible to Tenant for the failure or refusal by any tenant or other person in the Building or Appurtenant Facilities to comply with the rules and regulations established by Landlord.

CONDEMNATION                   14.   If all or any part of the Premises or the
                             Building is taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), Landlord may
                                                          ------
                             elect to terminate this Lease or to continue this Lease in effect. If Landlord elects to terminate this Lease, Rent shall be apportioned as of the date of such Taking. If Landlord elects to continue the Lease, the Basic Rental and Excess Operating Expense shall be abated on a reasonable basis as to that portion of the Premises rendered untenable by the Taking, and Landlord shall repair any damage to the Premises or the Building resulting from such Taking. All sums awarded or agreed upon between Landlord and the condemning authority for the taking of the interest of Landlord or Tenant, whether as damages or as compensation, shall be the property of Landlord.

FIRE OR OTHER                  15.   a.     Repair Estimate. If the Premises
CASUALTY                                    ---------------
                             or the Building are damaged by fire or other
                             casualty (a "Casualty"), Landlord shall, within
                                          --------
                             sixty (60) days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice")
                                                                -------------
                             of the time needed to repair the damage caused by such Casualty.

                                     b.     Landlord's and Tenant's Rights. If a
                                            ------------------------------
                             material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within one hundred eighty (180) days after the commencement of repair, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If Tenant does not terminate this Lease, then (subject to Landlord's rights under Section 15c.) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Basic Rental and Excess Operating Expense for the portion of the Premises rendered untenable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

                                     c.     Landlord's Rights. If a Casualty
                                            -----------------
                             damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, and Basic Rental and Excess Operating Expense hereunder shall be abated as of the date of the Casualty.

                                     d.     Repair Obligation. If neither party
                                            -----------------
                             elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, commence to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

TAXES                          16.   Tenant shall be liable for all taxes levied
                             or assessed against the property, furniture, or fixtures, on above Building standard tenant improvements, placed by Tenant in the Premises and all taxes relating to the operation of Tenant's business in the Premises including, without limitation, all withholding taxes and sales and use taxes. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures, or above Building standard tenant improvements, and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

EVENTS OF                      l7.   Each of the following occurrences shall
DEFAULT                      constitute an ("Event of Default"):
                                             ----------------

                                     a.     Tenant's failure to pay Rent from
                             Tenant to Landlord under the Lease when due, provided that Landlord shall not exercise any remedies with respect to such Event of Default unless the same remains uncured for a period of five (5) days after Landlord has issued written notice thereof, provided further, however, that Landlord may exercise any such remedies without any obligation of Landlord to issue any notice if Landlord has issued Tenant written notice under Section l7a. on more than two (2) occasions during the 12-month interval preceding such failure by Tenant.

                      b. Tenant's failure to perform, comply with, or observe
               any other agreement or obligation of Tenant under this Lease; provided that Landlord shall not exercise any remedies with respect to such Event of Default unless the same remains uncured for a period of fifteen (15) days after Landlord delivers to Tenant written notice thereof;

                      c. The filing of a petition by or against Tenant (the term
               "Tenant" shall include, for the purpose of this Section l7c, any guarantor of the Tenant's obligations hereunder) (i) in any bankruptcy or other insolvency proceeding; (ii) seeking any relief under any state or federal debtor relief law; (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (iv) for the reorganization or modification of Tenant's capital structure; provided, however, if such petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after the filing thereof; and provided further, however, that an event described in this Section 17c. shall not constitute an Event of Default if applicable law provides that such event cannot be the basis of a default hereunder;

                      d. Tenant shall vacate or abandon any portion of the
               Premises.

                      e. The admission by Tenant that it cannot meet its
               obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors; or

                      f. Any representation or warranty made by Tenant, or made
               by any guarantor of Tenant's obligations hereunder, was materially false or inaccurate when made.

                      g. If Tenant vacates Demised Premises and attempts to
               sublease while paying rent, such occurrence will not be an Event of Default.

REMEDIES           18. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

                      a. Terminate this Lease by giving Tenant written notice
               thereof, in which event, Tenant shall pay to Landlord the sum of
               (i) all Rent accrued hereunder through the date of termination,
               (ii) all amounts due under Section 19a, and (iii) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by the Wall Street Journal in its
                                               -------------------
               listing of "Money Rates", minus (B) the then present value of the amount of such total Rent that Tenant proves could have been reasonably avoided, similarly discounted, but in no event shall the amount determined pursuant to this item (iii) operate to reduce the sum of item (i) and (ii) above; or,

                      b. Terminate Tenant's right to possession of the

                             Premises without terminating this Lease by giving notice thereof to Tenant, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section 19a., and (iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section l8b. If Landlord elects to proceed under this
                             Section 18b., it may at any time elect to terminate this Lease under Section 18a.

                                     c.     Additionally, Landlord may, without
                             notice, enter upon the Premises and alter locks or other security devices at the Premises to deprive Tenant, its officers, employees, agents, invitees, licensees and all other occupants, of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

PAYMENT BY                     l9. a. Payment by Tenant. Upon any Event of
TENANT; NON-                          -----------------
WAIVER Default, Tenant shall pay to Landlord all reasonable costs incurred by Landlord (including court costs at all trial and appellate levels and attorney's fees and expenses, regardless of whether suit is filed) in (i) obtaining possession of the Premises, (ii) removing and storing Tenant's or any other occupant's property, (iii) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (iv) if Tenant is dispossessed of the Premises and this Lease is not terminated, relating all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (v) performing Tenant's obligations which Tenant failed to perform, and (vi) enforcing, or obtaining advice of, its rights, remedies, and recourses arising out of the Event of Default.

                                     b.     No Waiver. Landlord's acceptance of
                                            ---------
                             Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by either party of any violation or breach of any of the items contained herein shall waive either party's rights regarding any future violation of such term or violation of any other term,

SURRENDER OF                   20.   No act by Landlord shall be deemed an
PREMISES acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear (and condemnation and fire or other casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all trade fixtures and all unattached furniture and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord), and shall remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 21 shall survive the end of the Term.

 HOLDING OVER                  21.   If Tenant fails to vacate the Premises at
                             the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rental equal to the greater of (a) 150% of the daily Basic Rental payable during the last month of the Term, or (b) the prevailing rental rate in the Building for similar space. In the event of any unauthorized holding over, Tenant shall be liable to Landlord for all damages which Landlord suffers as a result thereof and Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

CERTAIN RIGHTS                 22.   Landlord shall have the following rights:
RESERVED BY
LANDLORD                             a.     To decorate and to make inspections,
                             repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, for such purposes, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building provided, however, that Landlord shall use reasonable effort not to substantially interfere in the conduct of Tenant's business;

                                     b.     To take such reasonable measures as
                             Landlord deems advisable for the security of the Building and its occupants, including without limitation searching all persons entering or leaving the Building; evacuating the Building for cause, suspected cause, or for drill purposes, temporarily denying access to the Building; and closing the Building after normal business hours and on Saturdays, Sundays, and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building provided, however, that Landlord shall use reasonable effort not to substantially interfere in the conduct of Tenant's business;

                                     c.     To change the name by which the
                             Building is designated; and

                                     d.     To enter the Premises, upon
                             reasonable notice except in emergency, to inspect same to assure Tenant's compliance with its obligations hereunder or show the Premises to prospective purchasers, lenders or tenants and to perform all services, maintenance and repairs required to be performed by Landlord hereunder. Except in case of emergencies, Landlord shall give reasonable advance notice of need to enter the Premises.

MISCELLANEOUS                  23.   a.     Landlord Transfer. If any landlord
                                            -----------------
                             hereunder transfers the Building or Shopping Center or such landlord's interest therein, then such landlord shall not be liable for any obligation or liability based on or arising out of any event or condition occurring after such transfer. Tenant shall attorn to such transferee amid, within ten
                             (10) days after request, shall execute, acknowledge and deliver any document submitted to Tenant confirming such attornment.

                                     b.     Landlord's Default and Liability.
                                            --------------------------------
                             Landlord, its employees and agents shall not be liable to Tenant, any Invitee or any other person or entity for any damage (including, without limitation, indirect and consequential damage), inquiry, loss or claim (including, without limitation, claims for the interruption of or loss to business) based on or arising out of any cause whatsoever (except as otherwise specified in this Section), including, without limitation, the following: repair to any portion of the Premises or the Building; interruption in the use of the Premises or any equipment therein; any accident or damage resulting from any use or operation (by Landlord, Tenant or any other person or entity) of elevators or heating, cooling, electrical, sewerage, or plumbing or mechanical equipment or apparatus; termination of this Lease by reason of damage to the Premises or the Building; fire, robbery, theft, vandalism, mysterious disappearance or any other casualty; actions of any other tenant of the Building or of any other person or entity; failure or inability to furnish any service specified in this Lease; and leakage in any part of the Premises or the Building from water, rain, ice, snow or other cause that may leak into, or flow from, any part of the Premises or the Building or the Land, or from drains, pipes or plumbing fixtures in the Premises or the Building or the Land. If any condition exists which may be the basis of a claim of constructive eviction, then Tenant shall give Landlord written notice thereof and a reasonable opportunity to correct such condition, and in the interim Tenant shall not claim that it has been constructively evicted or is entitled to a rent abatement. Any property placed by Tenant or Invitees in or about the Premises, the Building or the Land shall be at the sole risk of Tenant, and Landlord shall not in any manner be responsible therefor. If any employee of Landlord receives any package or article delivered for Tenant, then such employee shall be acting as Tenant's agent for such purpose and not as Landlord's agent. Notwithstanding, the foregoing provisions of this Section, Landlord shall not be released from liability to Tenant for any physical injury to any natural person caused by Landlord's willful misconduct or gross negligence to the extent such injury is not covered by insurance (a) carried by Tenant or such person, or (b) required by this Lease to be carried by Tenant. Tenant shall reimburse Landlord for, and shall indemnify, defend upon request and hold Landlord, its employees and agents harmless from and against, all costs, damages, claims, liabilities, expenses (including attorneys' fees), loss and court costs suffered by or claimed against Landlord, directly or indirectly, based on or arising out of, in whole or in part, (a) use and occupancy of the Premises or the business conducted therein, (b) any act or omission of Tenant or any Invitee, (c) any breach of Tenant's obligations under this Lease, including failure to surrender the Premises upon the expiration or earlier termination of the Lease Term, or (d) any entry by Tenant or any Invitee upon the Land prior to the Lease Commencement Date, Tenant shall not have the right to offset or deduct any amount allegedly owed to Tenant pursuant to any claim against Landlord from any rent or other sum payable to Landlord, Tenant's solo remedy for recovering upon such claim shall he to institute an independent action against Landlord. If Tenant or any Invitee is awarded a money judgment against Landlord, then recourse for satisfaction of such judgment shall be limited to execution against Landlord's estate and interest in the Building and the Land. No other asset of Landlord, any partner, director, member, or officer of Landlord (collectively, "Officer") or any other person or entity shall be available to satisfy or subject to such judgment, nor shall any Officer or other person or entity have personal liability for satisfaction of any claim or judgment against Landlord or any Officer.

                                     c.     Force Majeure. Other than for
                                            -------------
                             Tenant's monetary obligations under this Lease, whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party. Any elimination or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

                                     d.     Criminal Acts of Third Parties. Any
                                            ------------------------------
                             security guards or security services provided by Landlord for the Building, Appurtenant Facilities or Land are provided for the protection of Landlord's property. Tenant shall be responsible for the protection of Tenant and Tenant's employees, agents, contractors; invitees and licensees and their property against criminal acts of third parties. Landlord shall not be liable to Tenant or any other party for criminal acts of third parties whether or not such acts are foreseeable. Tenant shall contact the local police and rely on the local police for protection against criminal acts.

                                     e.     Brokerage. Landlord and Tenant each
                                            ---------
                             warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease other than the Broker (if any). Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees and other liability for commissions or other compensation claimed by any broker or agent other than the Broker (if any) claiming the same by, through, or under the indemnifying party.

                                     f.     Estoppel Certificates. From time to
                                            ---------------------
                             time, Tenant shall furnish to any party designated by Landlord, within ten (10) days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

                                     g.     Notices. All notices and other
                                            -------
                             communications given pursuant to this Lease shall be in writing and shall be (i) mailed by first class, United States Mail (or Canada Mail, as appropriate), postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (ii) hand delivered to the intended address, or (iii) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three (3) business days after being deposited in the United States Mail (or Canada mail, as appropriate); all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                                     h.     Severability. If any clause or
                                            ------------
                             provisions of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provisions as may be possible and be legal, valid, and enforceable.

                                     i.     Amendments; and Binding Effect. This
                                            ------------------------------
                             Lease (including all Exhibits hereto) constitutes the entire agreement between Landlord and Tenant and supersedes all prior discussions and agreements of the parties relating to the Premises and the Building. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. Whenever any approval or consent of the Landlord is required, such approval or consent shall not be binding on Landlord unless expressed in writing and executed by an authorized representative of Landlord. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof;

                                     j.     Quiet Enjoyment. Provided Tenant has
                                            ---------------
                             performed all of the terms and conditions of this Lease to be performed by Tenant, tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

                                     k.     Joint and Several Liability. If
                                            ---------------------------
                             there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

                                     l.     Captions. The captions contained in
                                            --------
                             this Lease are for convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

                                     m.     No Merger. There shall be no merger
                                            ---------
                             of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any, interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                                     n.     No Offer. The submission of this
                                            --------
                             Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                                     o.     No Rights to Use of Building Name.
                                            ---------------------------------
                             Tenant shall have no interest in, or rights to the name of the Building. Landlord will have the right, exercisable upon written notice and without liability to any tenant, to change the name and street address of the Building. Tenant shall not engage in any advertising mentioning the Building without the prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

                                     p.     Time of Essence. Except as provided
                                            ---------------
                             in Section 23c. hereof, time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

                                     q.     Authority of Parties. If Tenant is a
                                            --------------------
                             corporation, limited partnership, partnership, trust or other entity, each person executing this Lease on behalf of said entity represents and warrants to Landlord that such person is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with all laws and documents which determine and limit the operation of such entity and that this Lease is binding upon said entity in accordance with its terms.

                                     r.     Governing Law. This Lease shall be
                                            -------------
                             governed by the laws of the state in which the Premises are located.

                                     s.     Right of First Offer. Landlord
                                            --------------------
                             agrees that, in the event the tenant of the second floor of the Building does not exercise its option to renew its lease and this Lease shall then be in full force and effect, free from any default on the part of Tenant, Landlord will notify Tenant of Landlord's intent to lease the second floor and will for a period of fifteen (15) days first negotiate in good faith with Tenant of this Lease upon terms and conditions mutually agreeable to the parties hereto. In the event the parties hereto shall not reach as to such terms and conditions prior to the expiration of such fifteen (15) day period, Landlord shall have no further liability or obligation to Tenant in respect of this section and Landlord shall have the right to lease all or any part of the second floor to such other person(s) and upon such terms and conditions as shall be satisfactory to Landlord, in its sole and absolute discretion, without regard to whether such terms are more favorable to such tenant(s) than those offered by Tenant during the foregoing period of negotiation. Tenant shall have the above right of first offer only for one time and shall not have any other right in the future. Tenant's rights under this section shall terminate if (i) this Lease or Tenant's right to possession of the Premises is terminated, or (ii) Tenant assign any of its interest in this Lease or sublets any portion of the Premises.

                                     t.     Option to Terminate. If (i) this
                                            -------------------
                             Lease shall then be in full force and effect, and
                             (ii) Tenant shall not then be in default thereunder, Tenant shall have the option to (a) terminate this Lease effective at the end of the thirty eighth (38th) month by providing Landlord with at least nine (9) months prior written notice and payment of penalty equal to six (6) months rent of the period immediately after the effective date of termination or (b) terminate this Lease at the end of the fiftieth (50th) month by providing Landlord with at least six (6) months prior written notice and payment of a penalty equal to three (3) months rent of the period immediately after the effective date of termination. Payment of penalty shall be made on or before the effective date of termination otherwise Landlord shall have an option to ignore the termination notice and consider this Lease as being in effect as long as he wishes until the term of this Lease expires.

                                     u.     Signage. Tenant will be recognized
                                            -------
                             as a building tenant on the sign board in the main lobby. Suite entry signage shall be included in the cost of Tenant Improvements. Furthermore, subject to applicable law, the approval of Architectural Review Board of Town of Herndon, and the Landlord's prior written approval as to plan, specifications and location, Tenant may erect, as its sole cost, an exterior wall sign, not to exceed 15.00 square feet, on the side of the Building facing Herndon parkway which would refer to Tenant's name. Such sign shall be installed by a contractor approved by Landlord and shall be considered as a Tenant improvement/alteration provided for in Paragraph 8 above.

                                     v.     Satellite Dish. Subject to
                                            --------------
                             applicable law, the approval of appropriate city and county authorities, and the Landlord's prior written approval as to plan, specifications and location, Tenant may erect, as its sole cost, a satellite dish on the roof of the Building. Such satellite dish shall be installed by a contractor approved by Landlord and shall be considered as a Tenant improvement/alteration provided for in Paragraph 8 above. Tenant shall be responsible for all the cost and risks and liability of operation of such Satellite as well as buying adequate insurance policy for it.

                                     w.     Exhibits. All exhibit and
                                            --------
                             attachments attached hereto are incorporated herein by this reference.

                                 Exhibit A - Outline of Premises
                                 Exhibit B - Building Rules and Regulations
                                 Exhibit C - Form of Letter of Credit
                                 Exhibit D - Option to Renew

SPECIAL                          24. a.     Condition. Tenant accepts the
PROVISIONS                   Premises in their "as is" condition on the date
                             this Lease is executed, except for the Tenant
                             Improvement to be carried on by Landlord.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE. TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

EXECUTED effective as of the Lease Date set forth in the Basic Lease
Information.

                                  LANDLORD:

Date of Execution:                SOVRAN LIMITED COMPANY

     6/14/99                      By /s/ Mahmound Katirai
------------------                  ---------------------------
                                     Name: Mahmound Katirai
                                     Title: President

                                  TENANT:

Date of Execution:                LIFEMINDERS.COM INC.

     6/14/99                      By /s/ SIGNATURE APPEARS HERE (SEAL)
------------------                  ---------------------------
                                     Name: